SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 13, 2001

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      001-13549                    95-4359228
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)




                              2489 152ND AVENUE NE
                            REDMOND, WASHINGTON 98052
          (Address of principal executive offices, including zip code)

                                ( 425-869-7410 )
              (Registrant's telephone number, including area code)

ITEM 5. CHANGE OF EXPIRATION DATE AND EXERCISE PRICE OF WARRANTS OF AMERICAN UNITED GLOBAL, INC.

          American United Global, Inc. ("AUGI") has extended the term of AUGI's publicly traded common stock purchase warrants ("Warrants") until July 31, 2003, and has reduced the exercise price of the Warrants to $1.00. As of the date of this report, there were 920,000 Warrants outstanding.

     SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                               AMERICAN UNITED GLOBAL, INC.



                                               By: /s/ David M. Barnes
                                               -----------------------
                                               David M. Barnes
                                               Chief Financial Officer



Dated: August 6, 2001